3

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 15, 1999


             INTERNET BUSINESS'S INTERNATIONAL, INC.
     (Exact name of registrant as specified in its charter)


                             Nevada
            (State or jurisdiction of  incorporation
                        or organization)


                            33-43621
                     (Commission File Number


                           33-03007734
             (I.R.S. Employer Identification Number


3900 Birch Street, Suite 111, Newport Beach, California  92660
(Address of principal executive offices)               (Zip Code)


         Registrant's telephone number:  (714) 833-0261


  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On July 1, 1999, an Agreement and Plan of Merger between Internet Business's International, Inc., a Delaware corporation, and Internet Business's International, Inc., a Nevada corporation, was executed by an authorized signatory of each company. At a duly called annual meeting of shareholders on July 9, 1999, the merger of the two companies was approved by a majority of the shareholders entitled to vote (appearing either in person or by proxy). On July 15, 1999, Articles of Merger were filed with the Nevada Secretary of State, which formally resulted in the redomicile of the registrant to the State of Nevada.

                            SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTERNET BUSINESS'S
                                   INTERNATIONAL, INC.



Dated: July 15, 1999               By:/s/ Albert R. Reda
                                      Albert R. Reda
                                      Chief Executive Officer

                         George Brenner
                   Certified Public Accountant
               9300 Wilshire Boulevard, Suite 480
                 Beverly Hills, California 90212
                  310-276-8845 FAX 310-276-5933



July 22, 1999


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  eConnect

Dear Sir/Madame:

     I am addressing this letter in connection with the filing of a Form 8-K to reflect my resignation as principal account for eConnect, a Nevada corporation, in compliance with Item 304(a)(3) of Regulation S-K. I agree with the statements made by the registrant in response to Item 304(a)(1) of Regulation S-K as set forth in the attached Form 8-K.

                                   Sincerely,



                                   /s/    George Brenner
                                   George Brenner